CALVERT EMERGING MARKETS ADVANCEMENT FUND

CALVERT EMERGING MARKETS EQUITY FUND

CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND

Supplement to Prospectus dated February 1, 2022 as revised April 29, 2022 and Statement of Additional Information (“SAI”) dated February 1, 2022

The following changes are effective January 1, 2023:

1.	The following is added to “Management” in “Fund Summary – Calvert Emerging Markets Advancement Fund” in the Prospectus:

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

2.    The following replaces the fifth paragraph under “Management.” in “Management and Organization” in the Prospectus:

Pursuant to investment sub-advisory agreements, CRM has delegated a portion of the investment management of International Equity Fund, International Opportunities Fund and Emerging Markets Advancement Fund to Eaton Vance Advisers International Ltd. (“EVAIL”) with offices at 125 Old Broad Street, London, EC2N 1AR, United Kingdom, a registered investment adviser. CRM pays EVAIL a portion of its fee for sub-advisory services provided to the International Equity Fund, International Opportunities Fund and Emerging Markets Advancement Fund. Pursuant to a participating affiliate arrangement, EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) to render investment advisory services to International Opportunities Fund and Emerging Markets Advancement Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliate agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). From December 31, 2016 to October 31, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as sub-adviser to International Equity Fund and International Opportunities Fund. On March 1, 2021, EVAIL and EVGA each became an indirect wholly owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL and EVGA were each an indirect wholly-owned subsidiary of EVC.

3.	The following replaces the first paragraph of “Investment Advisory Services.” in “Investment Advisory and Administrative Services” in the SAI:

Investment Advisory Services. As described in the Prospectus, upon the closing of the transaction by which Morgan Stanley acquired EVC (the “Transaction”), each Fund entered into a new Investment Advisory Agreement with CRM and CRM entered into a new Sub-Advisory Agreement with each of Hermes Investment Management Limited (“Hermes”) and Eaton Vance Advisers International Ltd. (“EVAIL”). Each investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Corporation’s Board. Each investment sub-adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by each Fund and what portion, if any, of each Fund’s assets will be held uninvested. Each Investment Advisory Agreement and Sub-Advisory Agreement requires the investment adviser or sub-adviser, as the case may be, to pay the compensation and expenses of all officers and Directors who are members of the investment adviser’s or sub-adviser’s organization and all personnel of the investment adviser or sub-adviser performing services relating to research and investment activities.

4.	The following is added as the fifth paragraph of “Investment Advisory Services.” in “Investment Advisory and Administrative Services” in the SAI:

Effective January 1, 2023, pursuant to investment sub-advisory agreements between CRM and EVAIL, CRM pays compensation to EVAIL for providing sub-advisory services to Emerging Markets Advancement Fund.

5.	The following replaces “Information about EVAIL.” in “Investment Advisory and Administrative Services” in the SAI:

Information About EVAIL. EVAIL provides investment advice to institutional clients and pooled investment vehicles. As described in the Prospectus, following the close of the Transaction on March 1, 2021, EVAIL became an indirect, wholly-owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL was an indirect, wholly-owned subsidiary of EVC. EVAIL was originally organized in 2015.

EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”), in rendering investment advisory services to International Opportunities Fund and Emerging Markets Advancement Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliate agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). MSIM FMIL is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. MSIM FMIL has entered into a Memorandum of Understanding (“MOU”) with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. Investment professionals from MSIM FMIL may render portfolio management, research and other services to International Opportunities Fund subject to supervision by EVAIL.

December 30, 2022	41725 12.30.22